SECURITIES AND EXCHANGE COMMISSION

                   Washington D.C. 20549



                          FORM 8-K
                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                           of 1934




Date of Report (Date of earliest event reported):  July 13, 2001



                      Elizabeth Arden, Inc.
      (Exact name of registrant as specified in its charter)



         Florida                    1-6370         59-0914138
(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)          File Number)    Identification
                                                     Number)


14100 N.W. 60th Avenue
Miami Lakes, Florida                                   33014
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (305)818-8000



  (Former name or former address, if changed since last report)

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ITEM 4.  Changes In Registrant's Certifying Accountant
         ---------------------------------------------

(a)  Previous independent accountants

(i) On July 11, 2001, the Board of Directors of Elizabeth Arden, Inc. (the "Company") decided not to reappoint Deloitte & Touche LLP ("D&T") as its independent accountant to audit the Company's financial statements for the fiscal year ended January 31, 2002 and the client-auditor relationship with D&T will be terminated effective July 12, 2001 (the "Effective Date"). The Audit Committee of the Board of Directors of the Company (the "Board") recommended this decision to the Board and the Board approved the decision.

(ii) The reports of D&T on the financial statements of the Company for the past two fiscal years ended January 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the Company's two most recent fiscal years and through July 11, 2001, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of D&T would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the Company's two most recent fiscal years and through July 11, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)(A) through (D)).

(v) The Company requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 17, 2001, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants

(i)   On July 11, 2001, the Board appointed
PricewaterhouseCoopers LLP ("PwC") as its independent accountant and to audit the Company's financial statements for the fiscal year ended January 31, 2002 effective on July 20, 2001. The Audit Committee of the Board recommended this decision to the Board and the Board approved the decision.

      The Board will submit its decision for ratification by the shareholders of the Company during the Company's annual meeting of shareholders to be held in September.

(ii) Prior to their engagement as the Company's new independent accountants, PwC were the auditors of the worldwide Elizabeth
Arden fragrance, cosmetic and skin care business that was acquired by the Company in January 2001 (the "Elizabeth Arden

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Business").  The decision to change independent accountants was primarily based on PwC's in-depth knowledge of the Elizabeth
Arden Business, including its international operations.

(iii) During the Company's two most recent fiscal years and through July 11, 2001, the Company has not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

     16 Letter re: change in certifying accountant (filed herewith).


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                         SIGNATURES

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2001        ELIZABETH ARDEN, INC.


                            /s/ Stephen J. Smith
                            --------------------
                            By:    Stephen J. Smith
                            Title: Executive Vice President and
                                   Chief Financial Officer

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                      ELIZABETH ARDEN, INC.

                             FORM 8-K

                          CURRENT REPORT

                          Exhibit Index

Exhibit No.   Description                                Page
-----------   -----------                                ----
  (16)        Letter re: change in certifying accountant  5

